UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2015
(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468		91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 23, 2015, the Board of Directors of Expeditors International of Washington, Inc. (the “Company”) adopted an amendment (the “Amendment”) to the Bylaws of the Company. The Amendment became effective immediately upon its adoption. Most of the changes were non-substantive in nature to modernize and clarify the Bylaws.

Article II, Shareholders’ Meetings, was amended to (i) provide for the ability to hold a meeting solely by means of remote communication, (ii) remove the designated date of the annual meeting, (iii) remove a specified order of business at the meeting, (iv) clarify that a majority of shares represented at a meeting, even if less than a quorum, may adjourn the meeting without further notice, (v) remove references to the closing of the transfer books and authorize the Board of Directors to fix the record date 70 days in advance, instead of 60 days in advance, and (vi) update the language regarding proxies to conform to the Washington Business Corporation Act. Article III, Stock, was amended to clarify where a stockholder’s certificate is to be transferred by a written power of attorney, the stockholder’s attorney’s lawfully constituted signature is sufficient in place of the holder’s signature. Article IV, Board of Directors, was amended to restate and clarify the powers of the committees of the Board of Directors, as well as clarify the expenses for which directors may be reimbursed. Article V, Officers, was amended to specify the appointment of a Chairperson of the Board of Directors. Article VI, Distributions and Finance, was streamlined to simply note that the Board of Directors may authorize distributions to shareholders to the extent permitted by the Revised Code of Washington and the Company’s Articles of Incorporation. Article VII, Notices, was amended to restate and clarify requirements for notice to any director or shareholder. The following sections were removed: Article III Section 5, Fractional Shares or Scrip, Article IV Section 14, Loans and Guarantees, and Article V, Section 10, Bonds.

Further non-substantive revisions were made to the Bylaws as a result of the amendments described above. The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, that are attached hereto as Exhibit 3.2 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
3.2	Bylaws of Expeditors International of Washington, Inc. (as amended, through March 23, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

March 27, 2015	/S/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer